                                                               Exhibit (e)(i)(A)

                           FORM OF AMENDED SCHEDULE A
                             Dated November 30, 2002
                          to the Distribution Agreement

FUND                                               FUND
----                                               ----
Fifth Third Government Money Market Fund           Fifth Third Institutional Government Money Market Fund
Fifth Third Prime Money Market Fund                Fifth Third Institutional Money Market Fund
Fifth Third Municipal Money Market Fund            Fifth Third Michigan Municipal Money Market Fund
Fifth Third Quality Growth Fund                    Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund       Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                          Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                    Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund              Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                        Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund                 Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                              Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third U.S. Government Bond Fund              Fifth Third Large Cap Opportunity Fund
Fifth Third Intermediate Municipal Bond Fund       Fifth Third LifeModel Conservative Fund(SM)
Fifth Third Ohio Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third U.S. Treasury Money Market Fund        Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Strategic Income Fund                  Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third Multi Cap Value Fund                   Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Worldwide Fund                         Fifth Third Small Cap Value Fund
Fifth Third Micro Cap Value Fund

                                           FIFTH THIRD FUNDS

                                           By:__________________________________
                                           Title:


                                           FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                           By:__________________________________
                                           Title:

                           FORM OF AMENDED SCHEDULE B
                             Dated November 30, 2002
                          to the Distribution Agreement

Class A Shares
--------------
Fifth Third Government Money Market Fund          Fifth Third Michigan Municipal Money Market Fund
Fifth Third Prime Money Market Fund               Fifth Third International GDP Fund
Fifth Third Municipal Money Market Fund           Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                   Fifth Third Equity Index Fund
Fifth Third Disciplined Large Cap Value Fund      Fifth Third Large Cap Core Fund
Fifth Third Balanced Fund                         Fifth Third Short Term Bond Fund
Fifth Third Mid Cap Growth Fund                   Fifth Third Michigan Municipal Bond Fund
Fifth Third International Equity Fund             Fifth Third Municipal Bond Fund
Fifth Third Technology Fund                       Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Intermediate Bond Fund                Fifth Third Large Cap Opportunity Fund
Fifth Third Bond Fund                             Fifth Third LifeModel Conservative Fund(SM)
Fifth Third U.S. Government Bond Fund             Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Intermediate Municipal Bond Fund      Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Ohio Municipal Bond Fund              Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Multi Cap Value Fund                  Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Micro Cap Value Fund                  Fifth Third Small Cap Value Fund

Class B Shares
--------------
Fifth Third Prime Money Market Fund               Fifth Third International GDP Fund
Fifth Third Quality Growth Fund                   Fifth Third Small Cap Growth Fund
Fifth Third Disciplined Large Cap Value Fund      Fifth Third Equity Index Fund
Fifth Third Balanced Fund                         Fifth Third Large Cap Core Fund
Fifth Third Mid Cap Growth Fund                   Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund             Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                       Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                Fifth Third Large Cap Opportunity Fund
Fifth Third Bond Fund                             Fifth Third LifeModel Conservative Fund(SM)
Fifth Third Intermediate Municipal Bond Fund      Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Ohio Municipal Bond Fund              Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Multi Cap Value Fund                  Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Micro Cap Value Fund                  Fifth Third LifeModel Aggressive Fund(SM)
                                                  Fifth Third Small Cap Value Fund

Class C Shares
--------------
Fifth Third Quality Growth Fund                   Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund      Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                         Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                   Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund             Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                       Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                Fifth Third Large Cap Opportunity Fund
Fifth Third Bond Fund                             Fifth Third LifeModel Conservative Fund(SM)
Fifth Third U.S. Government Bond Fund             Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Intermediate Municipal Bond Fund      Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Ohio Municipal Bond Fund              Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Strategic Income Fund                 Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Multi Cap Value Fund                  Fifth Third Small Cap Value Fund

Fifth Third Worldwide Fund                       Fifth Third Prime Money Market Fund
Fifth Third Micro Cap Value Fund

Advisor Shares
--------------
Fifth Third Prime Money Market Fund              Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                  Fifth Third Equity Index Fund
Fifth Third Balanced Fund                        Fifth Third Municipal Bond Fund
Fifth Third Mid Cap Growth Fund                  Fifth Third LifeModel Conservative Fund(SM)
Fifth Third Technology Fund                      Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Bond Fund                            Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Strategic Income Fund                Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Multi Cap Value Fund                 Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Worldwide Fund                       Fifth Third Small Cap Value Fund
Fifth Third Micro Cap Value Fund

Service Shares
--------------
Fifth Third U.S. Treasury Money Market Fund      Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund

                                       FIFTH THIRD FUNDS

                                       By:_________________________________
                                       Title:


                                       FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                       By:_________________________________
                                       Title:

                           FORM OF AMENDED SCHEDULE C
                             Dated November 30, 2002
                          to the Distribution Agreement

Fifth Third Quality Growth Fund                  Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund     Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                        Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                  Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund            Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                      Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund               Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                            Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third U.S. Government Bond Fund            Fifth Third Large Cap Opportunity Fund
Fifth Third Intermediate Municipal Bond Fund     Fifth Third LifeModel Conservative Fund(SM)
Fifth Third Ohio Municipal Bond Fund             Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third Multi Cap Value Fund                 Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Micro Cap Value Fund                 Fifth Third LifeModel Moderately Aggressive Fund(SM)
                                                 Fifth Third LifeModel Aggressive Fund(SM)
                                                 Fifth Third Small Cap Value Fund


                                          FIFTH THIRD FUNDS

                                          By:________________________________
                                          Title:


                                          FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                          By:________________________________
                                          Title: